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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 29, 2007
                                                       (January 23, 2007)


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                           Newcastle Investment Corp.
               (Exact Name of Registrant as Specified in Charter)


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          Maryland                    001-31458               81-0559116
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification No.)

                1345 Avenue of the Americas, New York, NY     10105
              (Address of Principal Executive Offices)      (Zip Code)
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                                 (212) 798-6100
               Registrant's telephone number, including area code
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                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01     OTHER EVENTS

         On January 23, 2007, Newcastle Investment Corp. (the "Company") issued and sold 2,420,000 shares of its common stock pursuant to an Underwriting Agreement and a Terms Agreement, each dated January 17, 2007, among the Company, Fortress Investment Group LLC and Morgan Stanley & Co. Incorporated. The common stock was sold pursuant to an effective shelf registration statement. Copies of the Underwriting Agreement and the Terms Agreement are filed as Exhibits 1.1 and 1.2 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

        1.1 Underwriting Agreement, dated January 17, 2007, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Morgan Stanley & Co. Incorporated.

        1.2 Terms Agreement, dated January 17, 2007, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Morgan Stanley & Co. Incorporated.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Newcastle Investment Corp.
                                            (Registrant)


Date:  January 29, 2007                     By: /s/ Debra A. Hess
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                                                Name:  Debra A. Hess
                                                Title: Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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1.1              Underwriting Agreement, dated January 17, 2007, by and among
                 Newcastle Investment Corp., Fortress Investment Group LLC and
                 Morgan Stanley & Co. Incorporated.

1.2 Terms Agreement, dated January 17, 2007, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Morgan Stanley & Co. Incorporated.